Exhibit 99.3

SELECTED FINANCIAL DATA

      The following table sets forth selected financial data for the last five years.

	2000	1999	1998	1997	1996

		(in Thousands Except Per Share Data)
Net interest income	$718,512	$676,702	$604,160	$558,508	$503,881

Provision for loan losses	65,578	35,201	39,995	33,220	26,102

Net income	241,623	228,968	191,213	172,673	151,521

Per share data:

Basic earnings	$1.91	$1.84	$1.55	$1.41	$1.25

Diluted earnings	1.90	1.82	1.52	1.38	1.23

Cash dividends declared	.88	.80	.70	.63	.57

Balance sheet:

Average total equity	$1,353,387	$1,253,070	$1,186,271	$1,051,997	$948,017

Average assets	19,800,819	18,365,158	15,988,646	14,728,533	13,388,025

Period-end FHLB and other borrowings and guaranteed preferred beneficial interests	2,585,185	2,608,223	2,064,220	1,436,333	736,212

Period-end total equity	1,510,004	1,254,929	1,248,676	1,113,984	989,857

Period-end assets	20,877,160	19,152,848	17,940,640	15,370,950	14,086,115

Loans

      The Loan Portfolio table presents the classifications of loans by major category at December 31, 2000, and for each of the preceding four years. The second table presents maturities of certain loan classifications at December 31, 2000, and an analysis of the rate structure for such loans with maturities greater than one year.

Loan Portfolio

	December 31

	2000		1999		1998		1997		1996

		Percent		Percent		Percent		Percent		Percent
	Amount	of Total	Amount	of Total	Amount	of Total	Amount	of Total	Amount	of Total

Commercial loans	(in Thousands)

Commercial, financial and agricultural	$4,056,090	33.1%	$3,585,432	31.0%	$3,190,708	30.3%	$2,451,378	24.9%	$2,019,972	22.8%

Real estate — construction	2,291,580	18.7	1,872,703	16.2	1,309,141	12.4	871,803	8.8	701,390	7.9

Commercial real estate — mortgage	2,140,270	17.5	1,877,619	16.2	1,474,267	14.0	1,254,865	12.7	1,189,798	13.4

Total commercial loans	8,487,940	69.3	7,335,754	63.4	5,974,116	56.7	4,578,046	46.4	3,911,160	44.1

Consumer loans Residential real estate — mortgage	2,132,053	17.4	2,592,370	22.4	2,681,660	25.4	3,210,939	32.5	3,147,646	35.6

Consumer installment	1,638,761	13.3	1,630,554	14.2	1,883,064	17.9	2,079,784	21.1	1,792,143	20.3

Total consumer loans	3,770,814	30.7	4,222,924	36.6	4,564,724	43.3	5,290,723	53.6	4,939,789	55.9

	12,258,754	100.0%	11,558,678	100.0%	10,538,840	100.0%	9,868,769	100.0%	8,850,949	100.0%

Less:

Allowance for loan losses	167,288		151,211		141,609		139,234		134,288

Net loans	$12,091,466		$11,407,467		$10,397,231		$9,729,535		$8,716,661

Selected Loan Maturity and Interest Rate Sensitivity

					Rate Structure For Loans
	Maturity				Maturing Over One Year

	One	Over One Year	Over		Predetermined	Floating or
	Year or	Through Five	Five		Interest	Adjustable
	Less	Years	Years	Total	Rate	Rate

	(in Thousands)
Commercial, financial and agricultural	$1,941,312	$1,669,256	$445,522	$4,056,090	$1,097,519	$1,017,259

Real estate — construction	1,235,701	1,017,910	37,969	2,291,580	318,322	737,557

	$3,177,013	$2,687,166	$483,491	$6,347,670	$1,415,841	$1,754,816

Investment Securities

      The following table reflects the carrying amount of the investment securities portfolio at the end of each of the last three years.

Investment Securities and Investment Securities Available for Sale

	December 31

	2000	1999	1998

		(in Thousands)

Investment securities:

U.S. Treasury	$—	$4,997	$18,707

U.S. Government agencies and corporations	61,738	51,754	62,840

Mortgage-backed pass-through securities	88,241	127,788	188,850

Collateralized mortgage obligations:

Agency	195,296	215,470	317,404

Non-agency	1,007,278	1,081,960	1,291,089

States and political subdivisions	79,871	76,180	89,464

Corporate bonds	—	1,675	4,970

Other	2,265	805	830

	1,434,689	1,560,629	1,974,154

Investment securities available for sale:

U.S. Treasury	148,514	147,207	146,826

U.S. Government agencies and corporations	204,820	144,711	136,252

Mortgage-backed pass-through securities	421,494	384,599	279,195

Collateralized mortgage obligations:

Agency	831,956	908,465	918,532

Non-agency	2,926,862	2,054,152	1,924,564

States and political subdivisions	114,541	107,104	40,984

Asset-backed securities and corporate bonds	262,842	485,692	113,073

Other	189,180	175,311	111,565

	5,100,209	4,407,241	3,670,991

Net unrealized gain (loss)	(25,390)	(149,393)	18,359

	5,074,819	4,257,848	3,689,350

Total	$6,509,508	$5,818,477	$5,663,504

Investment Securities and Investment Securities Available for Sale Maturity Schedule

	Maturing

	Within		After One But		After Five But		After
	One Year		Within Five Years		Within Ten Years		Ten Years

	Amount	Yield	Amount	Yield	Amount	Yield	Amount	Yield

				(in Thousands)
Investment securities:

U.S. Government agencies and corporations	$57	8.83%	$22,625	5.95%	$38,987	6.33%	$69	7.57%

Mortgage-backed pass-through securities	16,985	5.72	55,079	7.52	6,123	6.75	10,054	6.75

Collateralized mortgage obligations	12,947	6.54	319,067	6.73	716,992	6.71	153,568	7.28

States and political subdivisions	7,917	8.95	36,944	8.41	19,368	9.42	15,642	11.95

Other	25	8.00	750	7.04	—	—	1,490	8.60

	37,931	6.68	434,465	6.93	781,470	6.75	180,823	7.67

Investment securities available for sale — amortized cost:

U.S. Treasury	38,495	6.32	104,903	5.39	2,977	5.80	2,139	5.03

U.S. Government agencies and corporations	1,715	6.35	117,515	7.00	41,771	6.25	43,819	6.67

Mortgage-backed pass-through securities	811	6.56	176,223	6.59	195,470	6.36	48,990	6.74

Collateralized mortgage obligations	117,436	6.63	2,366,458	6.98	873,886	7.05	401,038	6.72

States and political subdivisions	2,929	7.43	27,958	7.48	22,832	7.52	60,822	7.30

Asset-backed securities and corporate bonds	262,842	7.17	—	—	—	—	—	—

Other	180,916	6.60	8,264	9.50	—	—	—	—

	605,144	6.84	2,801,321	6.91	1,136,936	6.91	556,808	6.77

Total	$643,075	6.83	$3,235,786	6.91	$1,918,406	6.84	$737,631	6.99

Trading Account Securities and Other Earning Assets

      The following table details the composition of the Company's trading account at December 31, 2000, 1999 and 1998.

Trading Account Composition

	December 31

	2000	1999	1998

	(in Thousands)
U.S. Treasury and Government agency	$5,076	$12,987	$44,605

States and political subdivisions	2,091	12,827	20,400

Mortgage-backed pass-through securities	8,621	18,926	50,379

Other debt securities	133	—	3,000

Collateralized mortgage obligations	275	5,848	8,750

Interest rate floors and caps	1,015	117	537

	$17,211	$50,705	$127,671

Deposits and Borrowed Funds

      The following table summarizes the maturities of certificates of deposit of $100,000 or more and other time deposits of $100,000 or more outstanding at December 31, 2000.

Maturities of Time Deposits

	Certificates	Other Time
	of Deposit	Deposits
	Over	Over
	$100,000	$100,000	Total

	(in Thousands)
Three months or less	$898,707	$40,587	$939,294

Over three through six months	352,810	—	352,810

Over six through twelve months	377,236	500	377,736

Over twelve months	390,928	—	390,928

	$2,019,681	$41,087	$2,060,768

      The Short-Term Borrowings table below presents the distribution of the Company's short-term borrowed funds and the weighted average interest rates thereon at the end of each of the last three years. Also provided are the maximum outstanding amounts of borrowings, the average amounts of borrowings and the average interest rates at year end for the last three years.

Short-Term Borrowings

	Year Ended December 31

	Maximum				Average
	Outstanding		Average		Interest
	At Any	Average	Interest	Ending	Rate At
	Month End	Balance	Rate	Balance	Year End

	(in Thousands)
2000

Federal funds purchased	$1,475,095	$955,210	6.36%	$1,097,171	5.95%

Securities sold under agreements to repurchase	613,465	457,593	6.15	514,734	5.95

Short sales	19,018	9,961	5.91	3,289	4.54

Commercial paper	114,616	94,044	5.87	85,326	6.07

Other short-term borrowings	336,342	103,849	5.30	74,656	5.23

	$2,558,536	$1,620,657		$1,775,176

1999

Federal funds purchased	$1,402,025	$946,607	4.95%	$1,040,505	4.06%

Securities sold under agreements to repurchase	602,303	392,270	4.55	332,825	3.95

Short sales	31,958	18,783	5.33	19,821	4.07

Commercial paper	112,785	96,017	4.57	83,622	5.00

Other short-term borrowings	174,832	63,989	5.67	71,419	5.81

	$2,323,903	$1,517,666		$1,548,192

1998

Federal funds purchased	$1,696,945	$951,267	5.26%	$1,447,495	4.67%

Securities sold under agreements to repurchase	449,433	257,499	4.91	306,800	4.30

Short sales	41,590	28,362	5.39	21,547	4.39

Commercial paper	108,627	76,732	5.14	79,456	4.74

Other short-term borrowings	114,003	67,030	5.61	58,846	4.48

	$2,410,598	$1,380,890		$1,914,144

Interest Rate Sensitivity Management

      The estimated impact on the Company's net interest income sensitivity over a one-year time horizon at December 31, 2000 is shown below along with comparable prior year information. Such analysis assumes an immediate and sustained parallel shift in interest rates, a static balance sheet and the Company's estimate of how interest-bearing transaction accounts will reprice in each scenario.

		Percentage Increase (Decrease)
		in Interest Income/Expense
	Principal	Given Immediate and Sustained
	Amount of Earning	Parallel Interest Rate Shifts

	Assets, Interest	Down 100	Up 100
	Bearing Liabilities	Basis Points	Basis Points

	(in Thousands)
December 31, 2000[a]:

Assets which reprice in:

One year or less	$6,871,176	(8.77)%	8.55%

Over one year	11,232,479	(3.45)	2.16

	$18,103,655	(5.65)	4.81

Liabilities which reprice in:

One year or less	$11,205,416	(14.32)	13.24

Over one year	4,020,436	(2.64)	3.23

	$15,225,852	(10.49)	9.96

Total net interest income sensitivity		(0.26)	(0.94)

December 31, 1999[a]:

Assets which reprice in:

One year or less	$6,628,598	(7.66)%	7.73%

Over one year	10,256,467	(1.74)	1.70

	$16,885,065	(4.19)	4.19

Liabilities which reprice in:

One year or less	$10,816,883	(14.75)	16.35

Over one year	3,601,367	(3.22)	3.85

	$14,418,250	(11.10)	12.39

Total net interest income sensitivity		2.92	(4.25)

[a] Amounts have not been restated for the First Tier merger.

Capital Resources

Return on Equity and Assets

	December 31

	2000	1999	1998

Return on average assets	1.22%	1.25%	1.20%

Return on average common equity	17.85	18.28	16.31

Dividend payout ratio	43.88	42.09	42.35

Average common shareholders’ equity to average assets ratio	6.84	6.76	7.23

      The following table shows the calculation of capital ratios for the Company for the last two years.

	Capital Ratios
	December 31

	2000	1999

	(in Thousands)
Risk-based capital:

Tier I Capital	$1,392,402	$1,237,380

Tangible Tier I Capital	1,379,273	1,222,741

Total Qualifying Capital	1,879,401	1,746,169

Assets:

Net risk-adjusted assets	$16,719,238	$15,203,273

Adjusted quarterly average assets	20,178,471	18,875,556

Adjusted tangible quarterly average assets	20,165,342	18,860,917

Ratios:

Tier I Capital	8.33%	8.14%

Total Qualifying Capital	11.24	11.49

Leverage	6.90	6.56

Tangible leverage	6.84	6.48

      The following table presents certain interest rates without modification for tax equivalency. The table on pages 55 and 56 contains these same percentages on a taxable equivalent basis. Tax-exempt earning assets continue to make up a smaller percentage of total earning assets. As a result, the difference between these interest rates with and without modification for tax equivalency continues to narrow.

		December 31

	2000	1999	1998

Rate earned on interest earning assets	8.26%	7.76%	8.06%

Rate paid on interest bearing liabilities	5.17	4.47	4.68

Interest rate spread	3.09	3.29	3.38

Net yield on earning assets	3.92	3.99	4.13

Consolidated Average Balance Sheets and Rate/Volume Variances

Taxable Equivalent Basis

	Year Ended December 31

	2000				1999

	Average	Income/	Yield/	Average	Income/	Yield/
YIELD/RATE ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate

Assets

Earning assets:

Loans, net of unearned income*	$12,112,471	$1,101,110	9.09%	$10,835,016	$918,907	8.48%

Investment securities available for sale	4,598,223	303,590	6.60	4,259,896	276,460	6.49

Investment securities:

Taxable	1,424,535	100,495	7.05	1,634,457	110,808	6.78

Tax-exempt	80,512	7,078	8.79	79,660	6,766	8.49

Trading account securities	30,285	2,122	7.01	70,248	4,384	6.24

Federal funds sold and securities purchased under agreements to resell	91,837	6,145	6.69	98,963	4,955	5.01

Total earning assets	18,337,863	1,520,540	8.29	16,978,240	1,322,280	7.79

Allowance for loan losses	(157,924)			(145,573)

Unrealized gain (loss) on investment securities available for sale	(148,454)			(54,333)

Cash and due from banks	674,566			671,938

Other assets	1,094,768			914,886

Total assets	$19,800,819			$18,365,158

Liabilities and Shareholders’ Equity

Interest bearing liabilities:

Interest bearing demand deposits	$182,111	3,298	1.81	$284,150	4,272	1.50

Savings deposits	6,024,014	229,854	3.82	5,723,698	198,038	3.46

Certificates of deposit less than $100,000 and other time deposits	3,424,563	200,543	5.86	2,946,376	154,578	5.25

Certificates of deposit of $100,000 or more	1,784,188	109,647	6.15	1,609,801	86,014	5.34

Total interest bearing deposits	11,414,876	543,342	4.76	10,564,025	442,902	4.19

Federal funds purchased	955,210	60,754	6.36	946,607	46,818	4.95

Securities sold under agreement to	457,593	28,142	6.15	392,270	17,863	4.55

repurchase

Other short-term borrowings	207,854	11,609	5.59	178,789	9,020	5.05

FHLB and other borrowings	2,375,523	153,210	6.45	2,250,800	123,934	5.51

Total interest bearing liabilities	15,411,056	797,057	5.17	14,332,491	640,537	4.47

Net interest income/net interest spread		723,483	3.12%		681,743	3.32%

Noninterest bearing demand deposits	2,889,724			2,630,747

Accrued expenses and other liabilities	146,652			148,850

Shareholders’ equity	1,353,387			1,253,070

Total liabilities and shareholders’ equity	$19,800,819			$18,365,158

Net yield on earning assets			3.95%			4.02%

Taxable equivalent adjustment:

Loans		201			391

Investment securities available for sale		2,457			2,297

Investment securities		2,259			2,281

Trading account securities		54			72

Total taxable equivalent adjustment		4,971			5,041

Net interest income		$718,512			$676,702

	Year Ended December 31

	1998			Change in Interest Income/Expense Attributable to

				2000			1999
	Average	Income/	Yield/
YIELD/RATE ANALYSIS	Balance	Expense	Rate	Volume	Rate	Mix	Volume	Rate	Mix

Assets

Earning assets:

Loans, net of unearned income*	$10,088,891	$881,201	8.73%	$108,328	$66,094	$7,781	$65,137	$(25,222)	$(2,209)

Investment securities available for sale	2,880,942	187,779	6.52	21,957	4,686	487	89,908	(864)	(363)

Investment securities:

Taxable	1,336,645	93,084	6.96	(14,233)	4,413	(493)	20,728	(2,406)	(598)

Tax-exempt	100,212	8,691	8.67	72	239	1	(1,782)	(180)	37

Trading account securities	94,674	5,939	6.27	(2,494)	541	(309)	(1,532)	(28)	5

Federal funds sold and securities purchased under agreements to resell	141,159	7,768	5.50	(357)	1,663	(116)	(2,321)	(692)	200

Total earning assets	14,642,523	1,184,462	8.09	113,273	77,636	7,351	170,138	(29,392)	(2,928)

Allowance for loan losses	(138,080)

Unrealized gain (loss) on investment securities available for sale	12,373

Cash and due from banks	669,134

Other assets	802,696

Total assets	$15,988,646

Liabilities and Shareholders’ Equity

Interest bearing liabilities:

Interest bearing demand deposits	$584,299	13,223	2.26	(1,531)	881	(324)	(6,783)	(4,441)	2,273

Savings deposits	4,611,810	168,545	3.65	10,391	20,605	820	40,584	(8,762)	(2,329)

Certificates of deposit less than $100,000 and other time deposits	2,941,277	164,019	5.58	25,105	17,973	2,887	285	(9,706)	(20)

Certificates of deposit of $100,000 or more	1,234,105	70,088	5.68	9,312	13,039	1,282	21,340	(4,196)	(1,218)

Total interest bearing deposits	9,371,491	415,875	4.44	43,277	52,498	4,665	55,426	(27,105)	(1,294)

Federal funds purchased	951,267	50,080	5.26	426	13,347	163	(245)	(2,949)	(68)

Securities sold under agreement to repurchase	257,499	12,649	4.91	2,972	6,276	1,031	6,617	(927)	(476)

Other short-term borrowings	172,124	9,234	5.36	1,468	965	156	357	(534)	(37)

FHLB and other borrowings	1,549,294	87,961	5.68	6,872	21,158	1,246	39,846	(2,634)	(1,239)

Total interest bearing liabilities	12,301,675	575,799	4.68	55,015	94,244	7,261	102,001	(34,149)	(3,114)

Net interest income/net interest spread		608,663	3.41%	$58,258	$(16,608)	$90	$68,137	$4,757	$186

Noninterest bearing demand deposits	2,354,845

Accrued expenses and other liabilities	145,855

Shareholders’ equity	1,186,271

Total liabilities and shareholders’ equity	$15,988,646

Net yield on earning assets			4.16%

Taxable equivalent adjustment:

Loans		509

Investment securities available for sale		865

Investment securities		3,044

Trading account securities		85

Total taxable equivalent adjustment		4,503

Net interest income		$604,160

Provision for Loan Losses, Net Charge-Offs and Allowance for Loan Losses

      The following table sets forth information with respect to the Company’s loans and the allowance for loan losses for the last five years.

Summary of Loan Loss Experience

	2000	1999	1998	1997	1996

	(in Thousands)
Average loans, net of unearned income, outstanding during the year	$12,112,471	$10,835,016	$10,088,891	$9,368,566	$8,297,160

Allowance for loan losses, Beginning of year	$151,211	$141,609	$139,234	$134,288	$124,620

Charge-offs:

Commercial, financial and agricultural	31,220	11,438	10,139	7,388	6,893

Real estate — construction	140	161	143	66	94

Real estate — mortgage:

Residential	1,486	774	839	1,232	1,382

Commercial	196	247	629	1,227	584

Consumer installment	36,151	27,820	31,915	26,724	22,291

Total	69,193	40,440	43,665	36,637	31,244

Recoveries:

Commercial, financial and agricultural	4,227	4,534	2,364	1,876	2,077

Real estate — construction	5	4	302	184	229

Real estate — mortgage:

Residential	164	118	230	229	387

Commercial	23	280	84	249	272

Consumer installment	7,713	6,122	6,277	5,547	4,672

Total	12,132	11,058	9,257	8,085	7,637

Net charge-offs	57,061	29,382	34,408	28,552	23,607

Provision charged to income	65,578	35,201	39,995	33,220	26,102

Allowance for assets Acquired (sold)	7,560	3,783	(3,212)	278	7,173

Allowance for loan losses, end Of year	$167,288	$151,211	$141,609	$139,234	$134,288

Net charge-offs to average

Loans outstanding	.47%	.27%	.34%	.30%	.28%

Allocation of Allowance for Loan Losses

					December 31

	2000		1999		1998		1997		1996

		Percent of		Percent of		Percent of		Percent of		Percent of
		Loans to		Loans to		Loans to		Loans to		Loans to
	Amount	Total Loans	Amount	Total Loans	Amount	Total Loans	Amount	Total Loans	Amount	Total Loans

	(in Thousands)
Commercial, financial And agricultural	$67,953	33.1%	$63,257	31.0%	$49,862	30.3%	$40,505	24.8%	$35,678	22.8%

Real estate–

Construction	26,587	18.7	18,562	16.2	13,535	12.4	10,278	8.8	10,063	7.9

Real estate–mortgage:

Residential	5,561	17.4	3,233	22.4	12,769	25.4	18,707	32.5	20,987	35.6

Commercial	18,760	17.5	17,289	16.2	14,453	14.0	15,129	12.7	19,330	13.4

Consumer Installment	48,427	13.3	48,870	14.2	50,990	17.9	54,615	21.2	48,230	20.3

	$167,288	100.0%	$151,211	100.0%	$141,609	100.0%	$139,234	100.0%	$134,288	100.0%

Nonperforming Assets

      The following table summarizes the Company’s nonperforming assets for each of the last five years.

Nonperforming Assets

		December 31

	2000	1999	1998	1997	1996

		(in Thousands)
Nonacccrual loans	$86,168	$75,565	$49,263	$30,135	$21,822

Renegotiated loans	84	239	665	2,334	2,840

Total nonperforming loans	86,252	75,804	49,928	32,469	24,662

Other real estate	15,476	7,341	6,968	7,249	8,682

Total nonperforming assets	$101,728	$83,145	$56,896	$39,718	$33,344

Accruing loans 90 days or more past due	$19,884	$13,403	$8,987	$14,777	$9,919

Total nonperforming loans as

A percentage of loans	.70%	.66%	.47%	.33%	.28%

Total nonperforming assets as A percentage of loans and ORE	.83	.72	.54	.40	.38

Loans 90 days or more past due as A percentage of loans	.16	.12	.09	.15	.11

      Details of nonaccrual loans at December 31, 2000 and 1999 appear below:

	2000	1999

	(in Thousands)
Principal balance	$86,168	$75,565

Interest that would have been recorded under original terms	10,242	8,346

Interest actually recorded	2,589	3,519